                                                                    EXHIBIT 3.13

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE


IT IS HEREBY CERTIFIED that the attached are true and correct copies of the following described documents on file in this office:

                         GREAT WESTERN DIRECTORIES, INC.
                               FILE NO. 694569-00


ARTICLES OF INCORPORATION                                   MARCH 5, 1984
ASSUMED NAME CERTIFICATE                                    APRIL 2, 1991
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    JULY 1, 1996
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    AUGUST 28, 1998
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    JUNE 21, 2000
ARTICLES OF MERGER                                          DECEMBER 21, 2000




                                    IN TESTIMONY WHEREOF, I have hereunto
THE STATE OF TEXAS                  signed my name officially and caused to be
        [SEAL]                      impressed hereon the Seal of the State at my
                                    office in Austin, Texas on June 19, 2001.



                                                     /s/ Henry Cuellar
                                                     ---------------------------
                                                     Henry Cuellar
                                                     Secretary of State DAE

                            ARTICLES OF INCORPORATION

                                       OF

                         GREAT WESTERN DIRECTORIES, INC.




                                   ARTICLE ONE

        The name of the corporation is GREAT WESTERN DIRECTORIES, INC.

                                   ARTICLE TWO

        The period of its duration is perpetual.

                                  ARTICLE THREE

        The purpose for which the corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under this act.

                                  ARTICLE FOUR

        The aggregate number of shares that the corporation shall have authority to issue is 10,000 shares at a par value of $1.00 each.

                                  ARTICLE FIVE

        The corporation will not commence business until it has received for the issuance of its shares consideration of the value of one thousand dollars consisting of money, labor done, or property actually received.

                                   ARTICLE SIX

        The street address of its initial registered office is 3700 W. 45th, Amarillo, Texas 79109, and the name of its registered agent at such address is CHARLES R. EMANUEL.

                                  ARTICLE SEVEN

        The number of Directors constituting the initial Board of Directors is four, and the names and addresses of the persons who are to serve as Directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:


        CHARLES R. EMANUEL                         LARRY BALDWIN
        3700 W. 45th                               3631 Brennan Apt. 11C
        Amarillo, Texas 79109                      Amarillo, Texas

        RICHARD A. O'NEAL                          CHARLES FIELDS
        6700 Dreyfuss                              6240 Belpree
        Amarillo, Texas                            Amarillo, Texas


                                  ARTICLE EIGHT

        The names and addresses of the incorporators are:

        CHARLES R. EMANUEL                         LARRY BALDWIN
        3700 W. 45th                               3631 Brennan Apt. 11C
        Amarillo, Texas                            Amarillo, Texas



        IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation on this 1st day of March, 1984.


                                                   /s/ Charles R. Emanuel
                                                   -----------------------------
                                                   CHARLES R. EMANUEL



                                                   /s/ Larry Baldwin
                                                   -----------------------------
                                                   LARRY BALDWIN

STATE OF TEXAS               )
                             )
COUNTY OF POTTER             )


               SUBSCRIBED AND SWORN TO before me by the said CHARLES R. EMANUEL and LARRY BALDWIN the above-named incorporators, on this 1st day of March, 1984.



                                                   /s/ Melinda Northrup
                                                   -----------------------------
                                                   Notary Public In and For
                                                   The State of Texas

              MELINDA NORTHRUP
        NOTARY PUBLIC, STATE OF TEXAS
   MY COMMISSION EXPIRES NOVEMBER 19, 1985

THE STATE OF TEXAS                  )
                                    )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF POTTER                    )

        THAT Richard O'Neal, the undersigned, for the purpose of complying with Chapter 36, Title 4, Business and Commerce Code of the State of Texas, do hereby certify to the following facts:

1. Amarillo Observer is the assumed name under which the business or professional services is or is to be conducted or rendered.

2.      Registrant: Great Western Directories, Inc., a Corporation(1)

3.      Names and Addresses:(2)

        Great Western Directories, Inc.               3700 W. 45th
                  Name

        A Texas Corporation                           Amarillo, Texas 79109
                  Title(3)                                    Address

        Charles R. Emanuel                            3700 W. 45th
                  Name

        Registered Agent                              Amarillo, Texas 79109
                  Title                                          Address

                  Name

                  Title                                          Address

                  Name

                  Title                                          Address

Said Corporation was duly incorporated under the laws of Texas and its registered or similar office address there is 3700 W. 45th, Amarillo, Texas 79109(4)

County or counties within the State of Texas where the business or professional services are being or are to be conducted or rendered under said assumed name:

Potter County and Randall County(5)

4.      The corporation is a:(4) business corporation(6)

5. The period, not to exceed ten (10) years, during which the assumed name will be used is from the 27th day of March , 1991 until the 26th day of March ,2001

        IN TESTIMONY WHEREOF, I have hereunto set my hand, this 27th day of March, 1991.

                                                   Richard O'Neal

THE STATE OF TEXAS                  )
                                    )              Before me, Jo Lynn Rowland
COUNTY OF RANDALL                   )


                                               in and for said County and State.

on this day personally appeared Richard O'Neal known to me to be the person whose name is subscribed to the foregoing certificate, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office, this 27th day of March
                                                                       A.D. 1991


                                                   Jo Lynn Rowland

                                                   Commission Expires 6/15/92



*1. Indicate whether the registrant is: an Individual; a Partnership; an Estate;
    a Real Estate Investment Trust; a Company; a Corporation.

2.  If the registrant is:

    a.  An individual, full name and residence address:

    b. a Partnership, the venture or partnership name, the venture or partnership office address, the full name of each joint venturer or general partner and their residence address if an individual, or its office address if not an individual;

    c. an Estate, the name of the estate, the estate's office address, if any, and the full name of each representative of the estate, residence address, if an individual, or its office address if not an individual;

    d. a Real Estate Investment Trust, the name of the trust, the address of the trust, the full name of each trustee manager, residence address, if an individual, or its office address if not an individual;

    e. a Company, other than a real estate investment trust, or a corporation, the name of the company or corporation, the state, county or other jurisdiction under the laws of which it was organized, incorporated, or associated, and its office address;

    f. a Corporation, the name of the corporation as stated in its articles of incorporation or association or comparable document, the state, county, or other jurisdiction under the laws of which it was incorporated or associated and address of its registered or similar office in that state, county or jurisdiction, if required to maintain a registered office in this state the address of such registered office and the name of its registered agent at such address, and the address of its principal office if not the same as that of its registered office in this state; if the corporation is not required to or does not maintain a registered office in this state, its office address in this state and if the corporation is not incorporated, organized or associated under the laws of this state, the address of its place of business in this state and its office address elsewhere, if any.

3. Insert titles as: individual, general partner, joint venturer, representative, trustee manager, company/corporate office, attorney in fact and registered agent and/or indicate registered office address, etc.

4.  Strike if not applicable.

5.  Required to be completed by corporations only.

6. Insert form of business/corporation as: proprietorship, sole practitioner, joint venture, general partnership, limited partnership, real estate investment trust, joint-stock company, or some other form of unincorporated business or professional association or entity; or for corporations; business corporation, nonprofit corporation, professional corporation, or some other type of incorporated business, professional or other association, or legal entity.

SECRETARY OF STATE
CORPORATIONS SECTION
P.O. Box 13697

                                     [SEAL]

                                                                  FILED
                                                         IN THE OFFICE OF THE
                                                     SECRETARY OF STATE OF TEXAS
                                                               JUL 01 1996

                                                         CORPORATIONS SECTION



                   STATEMENT OF CHANGE OF REGISTERED OFFICE OR
                   REGISTERED AGENT OR BOTH BY A CORPORATION,
                LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.    The name of the entity is Great Western Directories, Inc.
      The entity's charter/certificate of authority/file number is 00694569-5

2. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 3700 W. 45th, Amarillo, TX 79109

3.    A. [ ] The address of the NEW registered office if: (Please provide street address, city, state and zip code. The address must be in Texas.)

      2400 Lakeview, Amarillo, TX 79109

OR    B. [ ] The registered office address will not change.

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Charles R. Emanuel

5.    A. [ ] The name of the NEW registered agent is Larry C. Baldwin

OR    B. [ ] The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.    The changes shown above were authorized by:

        Business Corporations may select A or B                 Limited Liability Companies may select D or E
        Non-Profit Corporations may select A, B, or C           Limited Partnerships select F

        A. [ ] The board of directors; OR

        B. [ ] An officer of the corporation is so authorized by the board of directors; OR

        C. [ ] The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

        D. [ ] Its members

        E. [ ] Its managers

        F. [ ] The limited partnership


                                               /s/ [NAME ILLEGIBLE]
                                        ----------------------------------------
                                        (Authorized Officer of Corporation)
                                        (Authorized Member or Manager of LLC)
                                        (General Partner of Limited Partnership)

                                                               FILED
                                                        IN THE OFFICE OF THE
                                                     SECRETARY OF STATE OF TEXAS
                                                            AUG 28 1998

                                                        CORPORATIONS SECTION



                   STATEMENT OF CHANGE OF REGISTERED OFFICE OR
                   REGISTERED AGENT OR BOTH BY A CORPORATION,
                LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.    The name of the entity is Great Western Directories, Inc.
      The entity's charter/certificate of authority/file number is 00694569-00

2. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 2400 Lakeview, Amarillo, TX 79109

3. A. [ ] The address of the NEW registered office if: (Please provide street address, city, state and zip code. The address must be in Texas.) 811 Dallas Avenue, Suite 1500, Houston, Texas 77002

OR    B. [ ] The registered office address will not change.

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Larry C. Baldwin

5.    A. [ ] The name of the NEW registered agent is CT Corporation System

OR    B. [ ] The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.    The changes shown above were authorized by:

      Business Corporations may select A or B            Limited Liability Companies may select D or E
      Non-Profit Corporations may select A, B, or C      Limited Partnerships select F

      A. [ ] The board of directors; OR

      B. [ ] An officer of the corporation is so authorized by the board of directors; OR

      C. [ ] The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

      D. [ ] Its members

      E. [ ] Its managers

      F. [ ] The limited partnership


                                              /s/ [NAME ILLEGIBLE]
                                       -----------------------------------------
                                       (Authorized Officer of Corporation)
                                       (Authorized Member or Manager of LLC)
                                       (General Partner of Limited Partnership)

                                                               FILED
                                                        IN THE OFFICE OF THE
                                                     SECRETARY OF STATE OF TEXAS
                                                            JUL 01 1996

                                                        CORPORATIONS SECTION


[SEAL]         OFFICE OF THE SECRETARY OF STATE
               CORPORATIONS SECTION
               P.O. Box 13697
               Austin, Texas 78711-3697

--------------------------------------------------------------------------------
                             STATEMENT OF CHANGE OF
                           ADDRESS OF REGISTERED AGENT

1. The name of the entity represented is Great Western Directories, Inc. The entity's file number is 00694569-00

2. The address at which the registered agent has maintained the registeres office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)
      811 Dallas Avenue, Houston, Texas 77002

3. The address at which the registered agent has maintained the registeres office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state. The address must be in Texas.)
      1021 Main Street, Suite 1150, Houston, Texas 77002

4. Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: June 16, 2000

                                               CT Corporation System
                                               ----------------------
                                                        Name of Registered Agent

                                               /s/ [NAME ILLEGIBLE]
                                               ---------------------
                                                   Signature of Registered Agent

      IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

      State of Texas  Section

      County of _____ Section

      This instrument was acknowledged before me on ________________________  by

      ------------------------------------------------------------------
      (Notary Seal)
                                                __________________________
                                                Signature of Notary
                                                Notary Public, State of New York

                               ARTICLES OF MERGER

                                       OF

                     WPZ HOLDINGS, INC. AND BIG STUFF, INC.

                                  WITH AND INTO

                         GREAT WESTERN DIRECTORIES, INC.


To the Secretary of State
State of Texas

Pursuant to the provisions of the Texas Business Corporation Act, the corporations herein named do hereby adopt the following articles of merger:

1. The constituent business corporations participating in the merger herein certified (the "Merger") are:

      (i) WPZ Holdings, Inc., which is incorporated under the laws of the State of Delaware;

      (ii) Big Stuff, Inc., which is incorporated under the laws of the State of Texas; and

      (iii) Great Western Directories, Inc., which is incorporated under the laws of the State of Texas.

2. A Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the aforesaid constituent corporations.

3. Great Western Directories, Inc. shall be the surviving corporation in the Merger.

4. The certificate of incorporation of Great Western Directories, Inc., as now in force and effect, shall continue to be the certificate of incorporation of said surviving corporation until amended and changed in the manner prescribed by the Texas Business Corporation Act.

5. The executed Plan of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 6801 Gaylord Parkway, Suite 300, Frisco, TX 75034.

6. A copy of the aforesaid Plan of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The Plan of Merger was approved by WPZ Holdings, Inc. by all action required by the laws of the State of Delaware and by its constituent documents.

8. The Plan of Merger was approved by written consent of the sole shareholder of Big Stuff, Inc., in accordance with the provisions of Article 9.10 of the Texas Business Corporation Act, and any written notice required by that Article has been given.

9. The number of shares of Big Stuff, Inc. which were outstanding at the time of the approval of the Plan of Merger by its shareholders is 1,000, all of which are of one class. 1,000 shares were voted for the Plan of Merger. No shares were voted against the Plan of Merger.

10.   Shareholder approval by Great Western Directories, Inc. is not required by
      Article 5.03.

11. Great Western Directories, Inc. will be responsible for the payment of all fees and franchise taxes as required by law, and will be obligated to pay such fees and franchise taxes if the same are not timely paid.

12.   The Merger shall be effective at 5 p.m. on December 31, 2000.

Dated:  December 8, 2000            WPZ HOLDINGS, INC.


                                    By: /s/ Michael A. Pruss
                                       -----------------------------
                                        Michael A. Pruss, Secretary

                                    BIG STUFF, INC.


                                    By: /s/ Michael A. Pruss
                                        ----------------------------
                                        Michael A. Pruss, Secretary

                                    GREAT WESTERN DIRECTORIES, INC.


                                    By: /s/ Michael A. Pruss
                                       -----------------------------
                                       Michael A. Pruss, Secretary